SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 16, 2006
                                 Date of Report
                                 --------------

                        (Date of Earliest Event Reported)


                           WESTERN SIERRA MINING CORP
                           --------------------------

             (Exact name of Registrant as Specified in its Charter)


                             2750 Cisco Drive South
                         Lake Havasu City, Arizona 86403

                    (Address of Principal Executive Offices)

                                 (928) 680-5513
                         -------------------------------
                         (Registrant's telephone Number)


         Utah                         1-1767                     85-0267213
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


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ITEM 2.01 ACQUISITION - DISPOSITION OF ASSETS

(A.) On June 13, 2006 the Company (WSRM) created an Oklahoma Limited Liability
     Company. The name of this Company is Western Sierra Capital, LLC. The purpose of this LLC is to provide a vehicle to separate the financing efforts of the Company from the direct operations of Western Sierra Mining. The LLC will remain 100% and wholly owned by our Company. The LLC will endeavor to raise operating funds for WSRM and may invest in operating identities other than WSRM as determined by the Board of Directors.

     A copy of the Articles of Organization are on file at the office of the Company and available for review during normal working hours.


ITEM 8.01 VOLUNTARY DISCLOSURE OF OTHER EVENTS

None


ITEM 9.01 EXHIBITS

(A.) The required financial information is not included in this Report.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           WESTERN SIERRA MINING CORP.

                      By: /s/ Michael M. Chaffee, President
                          ---------------------------------
                               Michael M. Chaffee